EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Case Name: PEABODY ENERGY CORP, et al.
Case Number: (Jointly Administered) 16-42529
Federal Tax I.D.: 13-4004153
Reporting Period: April 13 through May 31, 2016

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Debtor Entities and Notes to MOR		x
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank reconciliations
Copies of bank statements
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Statement of Cash Flows	MOR-3a	x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Status of Insurance Coverage and Premium Payments	MOR-4		x
Summary of Unpaid Postpetition Debts	MOR-5		x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Schedule of Payments to Professionals	MOR-6	x
First and Second Lien Debt; Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x
Report of Other Significant Events	MOR-7	x

I declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Amy B. Schwetz	June 20, 2016
Signature of Authorized Individual*	Date
Amy B. Schwetz
Printed Name of Authorized Individual
Executive Vice President and Chief Financial Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Listing of Debtor Entities

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case No.	Debtor	Case No.
Peabody Energy Corporation	16-42529	Peabody Powder River Services, LLC	16-42613
Peabody Investments Corp.	16-42549	Peabody Wyoming Services, LLC	16-42653
Peabody International Services, Inc.	16-42541	Big Sky Coal Company	16-42530
Peabody International Investments, Inc.	16-42536	Peabody Powder River Mining, LLC	16-42666
Peabody Holding Company, LLC	16-42592	Peabody Caballo Mining, LLC	16-42533
Peabody Operations Holding, LLC	16-42678	Peabody Colorado Operations, LLC	16-42563
Gold Fields Mining, LLC	16-42561	Seneca Coal Company, LLC	16-42652
Arid Operations, Inc.	16-42562	Twentymile Coal, LLC	16-42669
Gold Fields Chile, LLC	16-42548	Colorado Yampa Coal Company, LLC.	16-42560
Gold Fields Ortiz, LLC	16-42578	Moffat County Mining, LLC	16-42636
Peabody Venezuela Coal Corp.	16-42651	Shoshone Coal Corporation	16-42668
Midco Supply and Equipment Corporation	16-42585	Hayden Gulch Terminal, LLC	16-42583
Peabody Terminal Holding Company, LLC	16-42650	Peabody Sage Creek Mining, LLC	16-42625
Peabody Terminals, LLC	16-42614	Peabody Rocky Mountain Services, LLC	16-42616
Peabody Midwest Operations, LLC	16-42660	Peabody Rocky Mountain Management Services, LLC	16-42603
Dyson Creek Mining Company, LLC	16-42621	Peabody Colorado Services, LLC	16-42531
Peabody Midwest Mining, LLC	16-42667	Peabody Twentymile Mining, LLC	16-42627
Peabody Arclar Mining, LLC	16-42545	New Mexico Coal Resources, LLC	16-42647
Falcon Coal Company, LLC	16-42547	Peabody Natural Resources Company	16-42634
Sugar Camp Properties, LLC	16-42649	Gallo Finance Company, LLC.	16-42586
United Minerals Company LLC	16-42663	Peabody America, LLC	16-42609
Big Ridge, Inc.	16-42553	El Segundo Coal Company, LLC	16-42691
Peabody Bear Run Mining, LLC	16-42565	Peabody New Mexico Services, LLC	16-42646
Peabody Wild Boar Mining, LLC	16-42672	Peabody Western Coal Company	16-42644
Peabody Bear Run Services, LLC	16-42574	Peabody Coalsales, LLC	16-42539
Peabody Gateway Services, LLC	16-42581	COALSALES II, LLC	16-42570
Peabody Illinois Services, LLC	16-42610	Peabody COALTRADE, LLC	16-42575
Peabody Indiana Services, LLC	16-42619	Peabody COALTRADE International (CTI), LLC	16-42590
Peabody Wild Boar Services, LLC	16-42677	Peabody Energy Solutions, Inc.	16-42632
Peabody Midwest Management Services, LLC	16-42593	American Land Development, LLC	16-42535
Peabody Midwest Services, LLC	16-42608	Dyson Creek Coal Company, LLC	16-42612
Midwest Coal Acquistion Corporation	16-42576	Juniper Coal Company, LLC.	16-42577
Peabody Coulterville Mining, LLC	16-42550	Independence Material Handling, LLC	16-42606
Peabody Gateway North Mining, LLC	16-42624	Cottonwood Land Company	16-42572
Riverview Terminal Company	16-42664	Cyprus Creek Land Company	16-42534
Black Hills Mining Company LLC	16-42544	American Land Holdings of Illinois, LLC	16-42600
Point Pleasant Dock Company LLC	16-42655	Midwest Coal Reserves of Illinois, LLC	16-42597
Peabody Powder River Operations, LLC	16-42676	Illinois Land Holdings, LLC	16-42599
West Roundup Resources, LLC	16-42671	Century Mineral Resources, Inc.	16-42567

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             2

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Debtor	Case No.	Debtor	Case No.
BTU Western Resources, Inc.	16-42554	American Land Holdings of Indiana, LLC	16-42546
Midwest Coal Reserves of Indiana, LLC	16-42611	Peabody School Creek Mining, LLC	16-42633
American Land Holdings of Kentucky, LLC	16-42589	Sage Creek Land & Reserves, LLC	16-42635
Caseyville Dock Company, LLC	16-42537	Twentymile Holdings, LLC	16-42654
Peabody Recreational Lands, L.L.C.	16-42605	American Land Holdings Of New Mexico, LLC	16-42579
Hillside Recreational Lands, LLC	16-42594	Four Star Holdings, LLC	16-42556
Peabody-Waterside Development LLC	16-42662	Francisco Equipment Company, LLC	16-42568
Cyprus Creek Land Resources LLC	16-42602	Francisco Land Holdings Company, LLC	16-42580
Peabody Development Company, LLC	16-42558	Francisco Mining, LLC	16-42591
Central States Coal Reserves Of Illinois, LLC	16-42688	Kentucky Syngas, LLC	16-42618
Central States Coal Reserves of Indiana, LLC	16-42551	Lively Grove Energy, LLC	16-42595
Peabody Natural Gas, LLC	16-42626	Marigold Electricity, LLC	16-42628
American Land Holdings of West Virginia, LLC	16-42571	NM Equipment Company, LLC	16-42582
Conservancy Resources, LLC	16-42564	Peabody Archveyor, LLC	16-42623
School Creek Coal Resources, LLC	16-42643	Peabody Energy Investments, Inc.	16-42642
American Land Holdings of Colorado, LLC	16-42540	Peabody Magnolia Grove Holdings, LLC	16-42587
Sage Creek Holdings, LLC	16-42670	Peabody Southwest, LLC	16-42631
Peabody Electricity, LLC	16-42532	Peabody Southwestern Coal Company, LLC.	16-42641
Star Lake Energy Company, L.L.C.	16-42639	Peabody Williams Fork Mining, LLC	16-42630
Peabody Energy Generation Holding Company	16-42656	Porcupine Production, LLC	16-42648
Lively Grove Energy Partners, LLC (1)	16-42584	Porcupine Transportation, LLC	16-42665
Thoroughbred Generating Company, L.L.C.	16-42679	Seneca Property, LLC	16-42659
Thoroughbred Mining Company LLC	16-42680	Southwest Coal Holdings, LLC	16-42674
Mustang Energy Company. LLC	16-42657	Twentymile Equipment Company, LLC	16-42675
Peabody Wyoming Gas, LLC	16-42640	Wild Boar Equipment Company, LLC	16-42658
Peabody Venture Fund, LLC	16-42637	Wild Boar Land Holdings Company, LLC	16-42661
Peabody PowerTree Investments LLC	16-42596	James River Coal Terminal, LLC	16-42569
Highwall Mining Services Company	16-42588	Peabody Employment Services, LLC	16-42538
HMC Mining, LLC	16-42566	Kentucky United Coal LLC	16-42573
PEC Equipment Company, LLC	16-42673	Coal Reserve Holding Limited Liability Company No. 1	16-42543
Peabody Services Holdings, LLC	16-42645	Peabody Asset Holdings, LLC	16-42555
Caballo Grande, LLC	16-42559	Peabody IC Funding Corp.	16-42615
Peabody Cardinal Gasification, LLC	16-42542	Peabody IC Holdings, LLC	16-42601
Empire Land Holdings, LLC	16-42692	Peabody Holdings (Gibraltar) Ltd.	16-42604
Peabody Trout Creek Reservoir LLC	16-42622	Midwest Coal Reserves of Kentucky, LLC	16-42620
Pond River Land Company	16-42629	Peabody China, LLC	16-42552
Pacific Export Resources, LLC	16-42598	Peabody Mongolia, LLC	16-42617
Kayenta Mobile Home Park, Inc.	16-42607	PG INVESTMENTS SIX, L.L.C.	16-42638

(1) The chapter 11 case of Debtor Lively Grove Energy Partners was dismissed on May 19, 2016.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             3

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

NOTES TO THE MONTHLY OPERATING REPORT

General Notes to the MOR:

1.	Introduction.

On April 13, 2016 (the "Petition Date"), Peabody Energy Corporation ("Peabody") and certain of its subsidiaries and affiliates (collectively with Peabody, the "Debtors") filed voluntary petitions for relief (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the Bankruptcy Court for the Eastern District of Missouri (the "Bankruptcy Court"). The Debtors continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On April 29, 2016 the United States Trustee for the Eastern District of Missouri (the "U.S. Trustee") appointed a statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code. Information contained herein may differ from the Debtors' Bankruptcy Court filings on the Petition Date due to more accurate information becoming available.

2.	Accounting Principles.

This Monthly Operating Report (the "MOR") includes information regarding the Debtors only and excludes or segregates information regarding non-Debtor affiliates. The financial statements and supplemental information contained herein are preliminary, unaudited, limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors as required by the Bankruptcy Court. As discussed below, the financial statements and supplemental information contained herein may not comply with generally accepted accounting principles in the United States of America ("GAAP") in all material respects. Therefore, there can be no assurance that the financial statements and supplemental information presented herein are complete, and readers are strongly cautioned not to place undue reliance on this MOR.

The unaudited condensed consolidated financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for financial statements in accordance with U.S. GAAP. Furthermore, the information contained herein has not been subject to the same level of accounting review and testing that would typically be applied to financial information in accordance with GAAP. Accordingly, upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material.

3.	General Methodology.

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors' books and records may not be included in this MOR. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein, to the extent necessary.

4.	Past Performance.

The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

5.	Accounts Payable and Accrued Expenses.

To the best of the Debtors' knowledge, unaudited postpetition trade payables are current as well as all premiums for insurance policies (see MOR-4).

6.	Carrying Value of Assets.

Unless otherwise indicated, the values for assets contained in this MOR are book values as of the end of the month for the reporting period. Amounts ultimately realized from the disposition of the Debtors' assets may vary materially from the stated book value of the Debtors' assets. Thus, unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors' books and records as of the end of the month and are not based upon any estimate of their current market value. The Debtors reserve their rights to amend or adjust the value of each asset set forth herein.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             4

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

NOTES TO THE MONTHLY OPERATING REPORT

7.	Intercompany Receivables/Payables.

In accordance with the Final Order Pursuant to Sections 345, 363(c)(1), 364, 503(b)(1) and 553 of the Bankruptcy Code: (I) Approving the Continued Use of the Debtors' Cash Management System, Bank Accounts and Business Forms; (II) Granting a Waiver of the Requirements of Section 345(b) and Certain of the U.S. Trustee's Operating Guidelines; (III) Permitting Continued Intercompany Transactions; (IV) Preserving and Permitting the Exercise of Intercompany Setoff Rights; and (V) Authorizing Banks to Honor certain Transfers and Charge Certain Fees and Other Amounts [ECF No. 515], entered by the Bankruptcy Court on May 17, 2016, the Debtors maintain intercompany receivables and payables with certain Debtor and non-Debtor subsidiaries.

8.	Prepetition Liabilities.

As a result of commencing the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 reorganization plan unless authorized by court order. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed.

9.	Postpetition Liabilities.

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors' business and assets. To the extent such claims have been categorized as "Postpetition Liabilities" herein, the Debtors reserve the right to dispute their obligations to make such payments and not pay such amounts if they believe the payment not to be in the best interest of the Debtors' estates. The Debtors have paid and continue to pay undisputed postpetition obligations in the ordinary course of business.

10.	Allocation of Prepetition and Postpetition Liabilities.

The Debtors have sought to record liabilities between the prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors may adjust liabilities between the prepetition and postpetition periods. The liability information, except as otherwise noted, is listed as of the close of business as of May 31, 2016. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate.

11.	Reservation of Rights.

Given the complexity of the Debtors' business, inadvertent errors or omissions or the overinclusion of contracts or leases may have occurred in the preparation of this MOR. Accordingly, the Debtors hereby reserve all rights to dispute the validity, status, enforceability or the executory nature of any claim amounts, representations or other statements in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Nothing contained in this MOR shall constitute a waiver of the Debtors' rights or an admission with respect to the Chapter 11 Cases, including with respect to any issues regarding the Debtors' ownership interests, substantive consolidation, equitable subordination, defenses and/or causes of action arising under chapter 5 of the Bankruptcy Code and any other applicable non-bankruptcy law.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             5

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-1

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS
Period Covered: April 13, 2016 through May 31, 2016
(Dollars in millions)

Case No.	Debtor	Cash Receipts	Cash Disbursements
16-42529	Peabody Energy Corporation	$781.4	$18.7
16-42549	Peabody Investments Corp.	8.5	45.0
16-42541	Peabody International Services, Inc.	—	0.2
16-42536	Peabody International Investments, Inc.	—	—
16-42592	Peabody Holding Company, LLC	—	2.9
16-42678	Peabody Operations Holding, LLC	—	—
16-42561	Gold Fields Mining, LLC	—	—
16-42562	Arid Operations, Inc.	—	—
16-42548	Gold Fields Chile, LLC	—	—
16-42578	Gold Fields Ortiz, LLC	—	—
16-42651	Peabody Venezuela Coal Corp.	—	—
16-42585	Midco Supply and Equipment Corporation	—	—
16-42650	Peabody Terminal Holding Company, LLC	—	—
16-42614	Peabody Terminals, LLC	—	0.1
16-42660	Peabody Midwest Operations, LLC	—	—
16-42621	Dyson Creek Mining Company, LLC	—	—
16-42667	Peabody Midwest Mining, LLC	—	4.3
16-42545	Peabody Arclar Mining, LLC	—	1.9
16-42547	Falcon Coal Company, LLC	—	—
16-42649	Sugar Camp Properties, LLC	—	—
16-42663	United Minerals Company LLC	—	—
16-42553	Big Ridge, Inc.	—	—
16-42565	Peabody Bear Run Mining, LLC	—	10.4
16-42672	Peabody Wild Boar Mining, LLC	—	1.0
16-42574	Peabody Bear Run Services, LLC	—	6.2
16-42581	Peabody Gateway Services, LLC	—	1.8
16-42610	Peabody Illinois Services, LLC	—	2.3
16-42619	Peabody Indiana Services, LLC	—	5.5
16-42677	Peabody Wild Boar Services, LLC	—	1.7
16-42593	Peabody Midwest Management Services, LLC	—	2.8
16-42608	Peabody Midwest Services, LLC	—	—
16-42576	Midwest Coal Acquistion Corporation	—	—
16-42550	Peabody Coulterville Mining, LLC	—	0.1
16-42624	Peabody Gateway North Mining, LLC	—	0.9
16-42664	Riverview Terminal Company	—	—
16-42544	Black Hills Mining Company LLC	—	—
16-42655	Point Pleasant Dock Company LLC	—	—
16-42676	Peabody Powder River Operations, LLC	—	—
16-42671	West Roundup Resources, LLC	—	—
16-42554	BTU Western Resources, Inc.	—	1.0

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             6

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Case No.	Debtor	Cash Receipts	Cash Disbursements
16-42613	Peabody Powder River Services, LLC	—	18.2
16-42653	Peabody Wyoming Services, LLC	—	—
16-42530	Big Sky Coal Company	—	—
16-42666	Peabody Powder River Mining, LLC	—	78.4
16-42533	Peabody Caballo Mining, LLC	—	9.3
16-42563	Peabody Colorado Operations, LLC	—	—
16-42652	Seneca Coal Company, LLC	—	—
16-42669	Twentymile Coal, LLC	—	1.2
16-42560	Colorado Yampa Coal Company, LLC.	—	—
16-42636	Moffat County Mining, LLC	—	—
16-42668	Shoshone Coal Corporation	—	—
16-42583	Hayden Gulch Terminal, LLC	—	—
16-42625	Peabody Sage Creek Mining, LLC	—	—
16-42616	Peabody Rocky Mountain Services, LLC	—	2.9
16-42603	Peabody Rocky Mountain Management Services, LLC	—	0.9
16-42531	Peabody Colorado Services, LLC	—	—
16-42627	Peabody Twentymile Mining, LLC	—	4.3
16-42647	New Mexico Coal Resources, LLC	—	—
16-42634	Peabody Natural Resources Company	—	0.3
16-42586	Gallo Finance Company, LLC.	—	—
16-42609	Peabody America, LLC	—	—
16-42691	El Segundo Coal Company, LLC	—	5.3
16-42646	Peabody New Mexico Services, LLC	—	5.2
16-42644	Peabody Western Coal Company	—	11.1
16-42539	Peabody Coalsales, LLC	—	1.4
16-42570	COALSALES II, LLC	—	—
16-42575	Peabody COALTRADE, LLC	—	2.0
16-42590	Peabody COALTRADE International (CTI), LLC	—	—
16-42632	Peabody Energy Solutions, Inc.	—	—
16-42535	American Land Development, LLC	—	—
16-42612	Dyson Creek Coal Company, LLC	—	—
16-42577	Juniper Coal Company, LLC.	—	—
16-42606	Independence Material Handling, LLC	—	—
16-42572	Cottonwood Land Company	—	—
16-42534	Cyprus Creek Land Company	—	—
16-42600	American Land Holdings of Illinois, LLC	—	—
16-42597	Midwest Coal Reserves of Illinois, LLC	—	—
16-42599	Illinois Land Holdings, LLC	—	—
16-42567	Century Mineral Resources, Inc.	—	—
16-42546	American Land Holdings of Indiana, LLC	—	1.8
16-42611	Midwest Coal Reserves of Indiana, LLC	—	—
16-42589	American Land Holdings of Kentucky, LLC	—	—
16-42537	Caseyville Dock Company, LLC	—	—
16-42605	Peabody Recreational Lands, L.L.C.	—	—
16-42594	Hillside Recreational Lands, LLC	—	—

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             7

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Case No.	Debtor	Cash Receipts	Cash Disbursements
16-42662	Peabody-Waterside Development LLC	—	—
16-42602	Cyprus Creek Land Resources LLC	—	—
16-42558	Peabody Development Company, LLC	—	—
16-42688	Central States Coal Reserves Of Illinois, LLC	—	—
16-42551	Central States Coal Reserves of Indiana, LLC	—	—
16-42626	Peabody Natural Gas, LLC	—	—
16-42571	American Land Holdings of West Virginia, LLC	—	—
16-42564	Conservancy Resources, LLC	—	0.1
16-42643	School Creek Coal Resources, LLC	—	—
16-42540	American Land Holdings of Colorado, LLC	—	—
16-42670	Sage Creek Holdings, LLC	—	—
16-42532	Peabody Electricity, LLC	57.1	—
16-42639	Star Lake Energy Company, L.L.C.	—	—
16-42656	Peabody Energy Generation Holding Company	—	—
16-42584	Lively Grove Energy Partners, LLC	—	0.5
16-42679	Thoroughbred Generating Company, L.L.C.	—	—
16-42680	Thoroughbred Mining Company LLC	—	—
16-42657	Mustang Energy Company. LLC	—	—
16-42640	Peabody Wyoming Gas, LLC	—	—
16-42637	Peabody Venture Fund, LLC	—	—
16-42596	Peabody PowerTree Investments LLC	—	—
16-42588	Highwall Mining Services Company	—	—
16-42566	HMC Mining, LLC	—	—
16-42673	PEC Equipment Company, LLC	—	10.0
16-42645	Peabody Services Holdings, LLC	—	—
16-42559	Caballo Grande, LLC	—	—
16-42542	Peabody Cardinal Gasification, LLC	—	—
16-42692	Empire Land Holdings, LLC	—	—
16-42622	Peabody Trout Creek Reservoir LLC	—	—
16-42629	Pond River Land Company	—	—
16-42598	Pacific Export Resources, LLC	—	—
16-42607	Kayenta Mobile Home Park, Inc.	—	—
16-42633	Peabody School Creek Mining, LLC	—	—
16-42635	Sage Creek Land & Reserves, LLC	—	—
16-42654	Twentymile Holdings, LLC	—	—
16-42579	American Land Holdings Of New Mexico, LLC	—	—
16-42556	Four Star Holdings, LLC	—	—
16-42568	Francisco Equipment Company, LLC	—	—
16-42580	Francisco Land Holdings Company, LLC	—	—
16-42591	Francisco Mining, LLC	—	—
16-42618	Kentucky Syngas, LLC	—	—
16-42595	Lively Grove Energy, LLC	—	—
16-42628	Marigold Electricity, LLC	—	—
16-42582	NM Equipment Company, LLC	—	—
16-42623	Peabody Archveyor, LLC	—	—

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             8

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Case No.	Debtor	Cash Receipts	Cash Disbursements
16-42642	Peabody Energy Investments, Inc.	—	—
16-42587	Peabody Magnolia Grove Holdings, LLC	—	—
16-42631	Peabody Southwest, LLC	—	—
16-42641	Peabody Southwestern Coal Company, LLC.	—	—
16-42630	Peabody Williams Fork Mining, LLC	—	—
16-42648	Porcupine Production, LLC	—	—
16-42665	Porcupine Transportation, LLC	—	—
16-42659	Seneca Property, LLC	—	—
16-42674	Southwest Coal Holdings, LLC	—	—
16-42675	Twentymile Equipment Company, LLC	—	—
16-42658	Wild Boar Equipment Company, LLC	—	—
16-42661	Wild Boar Land Holdings Company, LLC	—	—
16-42569	James River Coal Terminal, LLC	—	—
16-42538	Peabody Employment Services, LLC	—	—
16-42573	Kentucky United Coal LLC	—	—
16-42543	Coal Reserve Holding Limited Liability Company No. 1	—	—
16-42555	Peabody Asset Holdings, LLC	—	—
16-42615	Peabody IC Funding Corp.	—	—
16-42601	Peabody IC Holdings, LLC	—	—
16-42604	Peabody Holdings (Gibraltar) Ltd.	—	—
16-42620	Midwest Coal Reserves of Kentucky, LLC	—	—
16-42552	Peabody China, LLC	—	—
16-42617	Peabody Mongolia, LLC	—	—
16-42638	PG INVESTMENTS SIX, L.L.C.	—	—
Total		$847.0	$259.7

Notes to MOR-1:

The Debtors utilize a consolidated cash management system for cash receipts and cash disbursements. Cash receipts from the sale of coal are recorded by non-Debtor P&L Receivables Company, LLC. Cash receipts reflected above for Debtor Peabody Energy Corporation include distributions from P&L Receivables Company, LLC which are generated from the sale of receivables to a consortium of unaffiliated asset-backed commercial paper conduits and banks. Cash disbursements are also made utilizing the consolidated cash management system but are shown by Debtor based upon the entity for whom the payment was made.

Disbursements made by non-Debtor subsidiaries are not included in MOR-1.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             9

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-1a

BANK ACCOUNT INFORMATION
As of May 31, 2016
(Dollars in millions)

Legal Entity	Case Number	Financial Institution	Account Number Ending	Book Balance in USD
COALSALES II, LLC	16-42570	Bank of America	7828	$—
Gold Fields Mining, LLC	16-42561	Bank of America	7750	—
Gold Fields Mining, LLC	16-42561	PNC Bank	1447	—
Gold Fields Mining, LLC	16-42561	U.S. Bank	3000	—
Gold Fields Mining, LLC	16-42561	U.S. Bank	7000	—
Gold Fields Mining, LLC	16-42561	U.S. Bank	7000	—
Gold Fields Mining, LLC	16-42561	U.S. Bank	8000	—
Peabody Asset Holdings, LLC	16-42555	Bank of America	3574	—
Peabody COALTRADE International (CTI), LLC	16-42590	PNC Bank	0195	—
Peabody COALTRADE, LLC	16-42575	Bank of America	7844	—
Peabody Coulterville Mining, LLC	16-42550	Coulterville Banking Center	3141	—
Peabody Development Company, LLC	16-42558	PNC Bank	1295	—
Peabody Energy Corporation	16-42529	Bank of America	3MSS	218.1
Peabody Energy Corporation	16-42529	Bank of America	7721	34.8
Peabody Energy Corporation	16-42529	BBVA Compass Bancshares	6185	20.0
Peabody Energy Corporation	16-42529	Citibank (1)	5856	—
Peabody Energy Corporation	16-42529	Citibank	5857	—
Peabody Energy Corporation	16-42529	Citibank	7362	—
Peabody Energy Corporation	16-42529	Goldman Sachs	1467	—
Peabody Energy Corporation	16-42529	HSBC US	7995	—
Peabody Energy Corporation	16-42529	Morgan Stanley (2)	3476	—
Peabody Energy Corporation	16-42529	PNC Bank	5539	67.5
Peabody Energy Corporation	16-42529	Regions Bank	0061	25.2
Peabody Energy Corporation	16-42529	Regions Bank (1)	0188	175.0
Peabody Energy Corporation	16-42529	Standard Chartered Bank (2)	8001	—
Peabody Energy Corporation	16-42529	TD Bank	4661	1.4
Peabody Energy Corporation	16-42529	Texas Capital Bank	8596	—
Peabody Energy Corporation	16-42529	U.S. Bank	0672	0.2
Peabody Energy Corporation	16-42529	Wells Fargo Bank	3458	—
Peabody Energy Corporation	16-42529	Wells Fargo Bank	6745	—
Peabody Energy Corporation	16-42529	Wells Fargo Bank (1)	2953	148.0
Peabody Holdings (Gibraltar) Limited	16-42604	Bank of America	8465	2.5
Peabody International Services Inc.	16-42541	Bank of America	2615	—
Peabody Investments Corp.	16-42549	Bank of America	5431	—
Peabody Investments Corp.	16-42549	Bank of America	7734	—
Peabody Investments Corp.	16-42549	Bank of America	7747	—
Peabody Investments Corp.	16-42549	Commerce Bank	4951	—
Peabody Investments Corp.	16-42549	Fifth Third Bank	7783	—
Peabody Investments Corp.	16-42549	PNC Bank	1375	—
Peabody Investments Corp.	16-42549	Regions Bank	0088	—
Peabody Investments Corp.	16-42549	UMB Bank (2)	2684	—

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             10

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

Legal Entity	Case Number	Financial Institution	Account Number Ending	Book Balance in USD
Peabody Investments Corp.	16-42549	U.S. Bank	4740	1.0
Peabody Investments Corp.	16-42549	U.S. Bank	7836	1.0
Peabody Midwest Mining, LLC	16-42667	Bank of America	7815	—
Peabody Natural Gas, LLC	16-42626	Bank of America	4219	—
Peabody Natural Gas, LLC	16-42626	PNC Bank	9694	—
Peabody Natural Resources Company	16-42634	Grants State Bank	3722	—
Peabody Natural Resources Company	16-42634	PNC Bank	1439	—
Peabody Powder River Mining, LLC	16-42666	Bank of America	7873	—
Peabody Powder River Services, LLC	16-42613	UMB Bank	0246	—
Peabody Recreational Lands, L.L.C.	16-42605	U.S. Bank	1279	—
Peabody Rocky Mountain Management Services, LLC	16-42603	UMB Bank	0270	—
Peabody Rocky Mountain Services, LLC	16-42616	UMB Bank	0262	—
Peabody Western Coal Company	16-42644	Bank of America	7860	—
Peabody Western Coal Company	16-42644	U.S. Bank	2082	1.1
Peabody Western Coal Company	16-42644	Wells Fargo Bank	3356	—
Twentymile Coal, LLC	16-42669	Wells Fargo Bank	3692	—
Total				$695.8

(1) New account opened during the current reporting period
(2) Account closed during the current reporting period

Notes to MOR-1a:

The Debtors affirm that reconciliations for all open and active bank accounts are prepared and maintained by the Debtors. Bank account statements and reconciliations are not attached to this monthly operating report, but will be made available upon request of the U.S. Trustee. In addition, the Debtors affirm that no bank accounts were opened or closed during the current reporting period with the exception of those denoted in the footnotes to the table above.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             11

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-2

UNAUDITED STATEMENT OF OPERATIONS
(Dollars in millions)

	For the Period April 13 through May 31, 2016
	Debtors	Non-Debtors	Eliminations	Consolidated
Revenues
Sales	$291.8	$162.8	$—	$454.6
Other revenues	4.7	73.2	(0.7)	77.2
Total revenues	296.5	236.0	(0.7)	531.8
Costs and expenses
Operating costs and expenses (exclusive of items shown separately below)	249.0	256.3	(0.7)	504.6
Depreciation, depletion and amortization	29.4	28.6	—	58.0
Asset retirement obligation expenses	4.0	2.8	—	6.8
Selling and administrative expenses	12.0	0.1	—	12.1
Restructuring charges	0.7	0.5	—	1.2
Other operating (income) loss:
Net gain on disposal of assets	(6.8)	(2.8)	—	(9.6)
Loss (income) from equity affiliates and investment in subsidiaries (1)	56.0	(1.5)	(55.5)	(1.0)
Operating loss	(47.8)	(48.0)	55.5	(40.3)
Interest expense	16.1	3.2	(1.2)	18.1
Interest income	(0.5)	(1.1)	1.2	(0.4)
Reorganization items, net	77.1	2.6	—	79.7
Loss from continuing operations before income taxes	(140.5)	(52.7)	55.5	(137.7)
Income tax (benefit) provision	(21.3)	2.9	—	(18.4)
Loss from continuing operations, net of income taxes	(119.2)	(55.6)	55.5	(119.3)
(Loss) income from discontinued operations, net of income taxes	(1.4)	0.4	—	(1.0)
Net loss	(120.6)	(55.2)	55.5	(120.3)
Less: Net income attributable to noncontrolling interests	—	0.3	—	0.3
Net loss attributable to common stockholders	$(120.6)	$(55.5)	$55.5	$(120.6)

(1) Loss (income) from equity affiliates and investments in subsidiaries in the Debtors' results includes Non-Debtors' losses of $55.5.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             12

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-2

UNAUDITED STATEMENT OF OPERATIONS
(Dollars in millions)

Notes to MOR-2:

The Company's reorganization items for the period from April 13, 2016 through May 31, 2016 consisted of the following:

	Debtors	Non-Debtors	Consolidated
Loss on termination of derivative contracts	$75.2	$—	$75.2
Professional fees	3.1	2.6	5.7
Accounts payable settlement (gains) losses	—	—	—
Adjustment for rejected executory contracts	—	—	—
Interest income	(0.1)	—	(0.1)
Other	(1.1)	—	(1.1)
Reorganization items, net	$77.1	$2.6	$79.7

Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured and unsecured creditors.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             13

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-3

UNAUDITED BALANCE SHEET
(Dollars in millions)

	As of May 31, 2016
	Debtors	Non-Debtors	Eliminations	Consolidated
Assets
Current assets
Cash and cash equivalents	$695.8	$598.2	$—	$1,294.0
Restricted cash	—	72.7	—	72.7
Accounts receivable, net	6.6	255.7	—	262.3
Receivables from affiliates, net	477.4	—	(477.4)	—
Inventories	172.3	143.3	—	315.6
Assets from coal trading activities, net	0.6	28.7	—	29.3
Deferred income taxes	53.4	0.1	—	53.5
Other current assets	82.8	246.8	—	329.6
Total current assets	1,488.9	1,345.5	(477.4)	2,357.0
Property, plant, equipment and mine development, net	4,713.6	4,380.0	—	9,093.6
Deferred income taxes	—	2.2	—	2.2
Investments and other assets	4,287.4	263.8	(4,077.0)	474.2
Notes receivable from affiliates, net	710.4	—	(710.4)	—
Total assets	$11,200.3	$5,991.5	$(5,264.8)	$11,927.0
Liabilities and Stockholders’ Equity
Current liabilities
Current portion of long-term debt	$483.5	$3.9	$—	$487.4
Payables to affiliates, net	—	477.4	(477.4)	—
Liabilities from coal trading activities, net	0.2	29.0	—	29.2
Accounts payable and accrued expenses	386.0	355.2	—	741.2
Total current liabilities	869.7	865.5	(477.4)	1,257.8
Deferred income taxes	40.9	3.5	—	44.4
Notes payable to affiliates, net	—	710.4	(710.4)	—
Other noncurrent liabilities	1,600.9	333.2	—	1,934.1
Total liabilities not subject to compromise	2,511.5	1,912.6	(1,187.8)	3,236.3
Liabilities subject to compromise	8,044.9	—	—	8,044.9
Total liabilities	10,556.4	1,912.6	(1,187.8)	11,281.2
Peabody Energy Corporation stockholders’ equity	643.9	4,077.0	(4,077.0)	643.9
Noncontrolling interests	—	1.9	—	1.9
Total stockholders’ equity	643.9	4,078.9	(4,077.0)	645.8
Total liabilities and stockholders’ equity	$11,200.3	$5,991.5	$(5,264.8)	$11,927.0

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             14

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-3

UNAUDITED BALANCE SHEET
(Dollars in millions)

Notes to MOR-3:

See below for a breakdown of liabilities subject to compromise:

As of May 31, 2016
Debt	$7,528.9
Interest payable	184.6
Trade payables	89.4
Supplemental unfunded pension liability (1)	21.8
Property taxes	11.5
Other accrued liabilities	208.7
Liabilities subject to compromise	$8,044.9

(1) Liability relates to an unfunded non-qualified pension plan, all the participants of which are former employees

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             15

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-3a

UNUAUDITED STATEMENT OF CASH FLOWS
(Dollars in millions)

	For the Period April 13 through May 31, 2016
	Debtors	Non-Debtors	Eliminations	Consolidated
Cash Flows From Operating Activities
Net loss	$(120.6)	$(55.2)	$55.5	$(120.3)
Loss (income) from discontinued operations, net of income taxes	1.4	(0.4)	—	1.0
Loss from continuing operations, net of income taxes	(119.2)	(55.6)	55.5	(119.3)
Adjustments to reconcile loss from continuing operations, net of income taxes to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	29.4	28.6	—	58.0
Noncash interest expense	3.9	0.2	—	4.1
Deferred income taxes	(14.5)	(0.3)	—	(14.8)
Noncash share-based compensation	1.4	—	—	1.4
Net gain on disposal of assets	(6.8)	(2.8)	—	(9.6)
Loss (income) from equity affiliates and investment in subsidiaries	56.0	(1.5)	(55.5)	(1.0)
Unrealized loss on non-coal trading derivative contracts	18.9	—	—	18.9
Reorganization items, net	76.9	—	—	76.9
Restricted cash	—	(14.9)	—	(14.9)
Changes in current assets and liabilities:
Accounts receivable	21.2	14.0	—	35.2
Intercompany activity related to ARS program, net	(14.1)	14.1	—	—
Inventories	(10.8)	5.5	—	(5.3)
Net assets from coal trading activities	(1.5)	3.0	—	1.5
Other current assets	15.4	14.4	—	29.8
Accounts payable and accrued expenses	30.2	(12.9)	—	17.3
Asset retirement obligations	1.8	1.9	—	3.7
Accrued postretirement benefit costs	0.1	—	—	0.1
Accrued pension costs	3.1	—	—	3.1
Other, net	(5.3)	3.7	—	(1.6)
Net cash provided by (used in) continuing operations	86.1	(2.6)	—	83.5
Net cash used in discontinued operations	(2.1)	(0.3)	—	(2.4)
Net cash provided by (used in) operating activities	84.0	(2.9)	—	81.1
Cash Flows From Investing Activities
Additions to property, plant, equipment and mine development	(4.9)	(2.8)	—	(7.7)
Changes in accrued expenses related to capital expenditures	—	(2.4)	—	(2.4)
Proceeds from disposal of assets, net of notes receivable	57.1	50.1	—	107.2
Contributions to joint ventures	—	(37.5)	—	(37.5)
Distributions from joint ventures	—	48.2	—	48.2
Other, net	(2.1)	(1.7)	—	(3.8)
Net cash provided by investing activities	50.1	53.9	—	104.0
Cash Flows From Financing Activities
Proceeds from long-term debt	475.0	—	—	475.0
Repayments of long-term debt	(0.3)	(0.7)	—	(1.0)
Payment of debt financing costs	(17.1)	—	—	(17.1)
Other, net	—	(0.1)	—	(0.1)
Transactions with affiliates, net	(4.4)	4.4	—	—
Net cash provided by financing activities	453.2	3.6	—	456.8
Net change in cash and cash equivalents	587.3	54.6	—	641.9
Cash and cash equivalents at beginning of period	108.5	543.6	—	652.1
Cash and cash equivalents at end of period	$695.8	$598.2	$—	$1,294.0

Notes to MOR-3a:

The beginning and ending cash balances do not include restricted cash.

In accordance with Peabody's securitization facility, most receivables generated from the Debtors' coal sales are sold to P&L Receivables Company, LLC, a non-Debtor entity. The cash collected relating to these receivables is paid to a lockbox held by P&L Receivables Company, LLC, and receipts in excess of amounts required to back outstanding letters of credit under the securitization facility are subsequently transferred to Peabody Energy Corporation in order to fund current operating expenses.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             16

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-4

STATUS OF POSTPETITION TAXES

To the best of the Debtors' knowledge, as of the date hereof, (i) all taxes incurred postpetition by the Debtors (the "Postpetition Taxes") that are not subject to dispute or reconciliation are current and (ii) there are no material disputes or reconciliations with respect to the Postpetition Taxes. For the purpose of this attestation, "Postpetition Taxes" is meant to encompass severance taxes, coal excise taxes, sales and use taxes, employment and wage-related taxes, franchise taxes and fees, property taxes, foreign taxes, income taxes, and other taxes incurred postpetition by the Debtors.

STATUS OF INSURANCE COVERAGE AND PREMIUM PAYMENTS

To the best of the Debtors' knowledge, as of the date hereof, (i) all premiums for insurance programs maintained by the Debtors (the "Insurance Premiums") that are not subject to dispute or reconciliation are current and (ii) there are no material disputes or reconciliations with respect to the Insurance Premiums.

MOR-5

SUMMARY OF UNPAID POSTPETITION DEBTS; ACCOUNTS RECEIVABLE RECONCILIATION AND AGING; TAXES RECONCILIATION AND AGING

Notes to MOR-5:

The Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available upon request: (i) summary of unpaid postpetition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.

Due to the level of detailed records, (i) copies of IRS form 6123 or payment receipts, (ii) copies of tax returns filed during the reporting period and (iii) a taxes aging schedule will be made available upon request.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             17

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-6

PAYMENTS TO PROFESSIONALS
(Dollars in millions)

Professional	Role	Amount Paid During the Period April 13 through May 31, 2016	Cumulative Paid from April 13, 2016 through May 31, 2016
Jones Day	Bankruptcy counsel	$—	$—
Armstrong Teasdale LLP	Bankruptcy counsel	—	—
FTI Consulting, Inc.	Financial advisor	—	—
Kekst and Company, Inc.	Strategic communications	—	—
Kurtzman Carson Consultants, LLC	Claims, balloting and noticing agent	—	—
Lazard Freres & Co., LLC	Investment banker	—	—
Quinn Emanuel Urquhart & Sullivan	Special litigation counsel	—	—
Ernst & Young	Auditor	—	—
Total Payments to Professionals		$—	$—

Notes to MOR-6:

Payments to ordinary course professionals are not included in MOR-6.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             18

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-6
FIRST AND SECOND LIEN DEBT
As of May 31, 2016
(Dollars in millions)

Principal	Beginning Balance	Principal Advances, Net of Original Issue Discounts	Debt Issuance Costs	Repayments	Amortization of Debt Issuance Costs and Original Issue Discounts	Ending Balance
DIP Term Loan	$—	$475.0	$(17.1)	$—	$3.6	$461.5
Revolver (1)	947.0	111.5	—	—	—	1,058.5
Term Loan B Facility	1,154.5	—	—	—	—	1,154.5
10% Senior Notes	962.3	—	—	—	—	962.3
Terminated derivative contracts (2)	262.7	—	—	—	—	262.7
Total	$3,326.5	$586.5	$(17.1)	$—	$3.6	$3,899.5

(1) Principal advances under the Debtors' revolver may from time to time include letters of credit issued in support of other liabilities.

(2) As a result of the Debtors' bankruptcy filings, counterparties to certain derivative contracts terminated the agreements shortly thereafter in accordance with contractual terms and the Debtors recorded liabilities equivalent to the termination value of each contract. Such liabilities are considered first lien debt.

ADEQUATE PROTECTION PAYMENTS
For the Period April 13 through May 31, 2016
(Dollars in millions)

Accrued Interest/Fees	Beginning Balance	Interest and Fees Incurred	Repayments	Ending Balance
DIP Term Loan	$—	$2.9	$(1.8)	$1.1
Revolver	0.4	3.2	(1.7)	1.9
Term Loan B Facility	1.8	8.3	—	10.1
Terminated derivative contracts	—	1.0	(1.0)	—
Letters of credit and surety	1.0	0.7	(0.7)	1.0
Total	$3.2	$16.1	$(5.2)	$14.1

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             19

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-7

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No	Explanation
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X		Prairie State sale, pursuant to Court Docket Nos. 523 and 554
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any postpetition tax returns?		X	See attestation
4.	Are workers compensation, general liability or other necessary insurance coverages expired or canceled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5.	Is the Debtor delinquent in paying any insurance premium payments?		X	See attestation
6.	Have any payments been made on prepetition liabilities this reporting period?	X		Only as allowed by order approved by the court
7.	Are any postpetition receivables (accounts, notes or loans) due from related parties?	X		Intercompany receivables per Note 7 to MOR
8.	Are any postpetition payroll taxes past due?		X	See attestation
9.	Are any postpetition State or Federal income taxes past due?		X	See attestation
10.	Are any postpetition real estate taxes past due?		X	See attestation
11.	Are any other postpetition taxes past due?		X	See attestation
12.	Have any prepetition taxes been paid during this reporting period?	X		Only as allowed by order approved by the court
13.	Are any amounts owed to postpetition creditors delinquent?		X
14.	Are any wage payments past due?		X
15.	Have any post petition loans been received by the Debtor from any party?	X		DIP Term Loan per MOR-6
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the Debtor delinquent with Court ordered payments to attorneys or other professionals?		X
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             20

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

MOR-7

REPORT OF OTHER SIGNIFICANT EVENTS

On April 13, 2016, the Bankruptcy Court approved several motions (the "First Day Motions"), including motions (i) authorizing the Debtors to pay prepetition wages and benefits for its workforce (the "Employee Motion"), (ii)  prohibiting utilities from discontinuing service and authorizing the Debtors to provide adequate assurance deposits, (iii) authorizing the Debtors to pay prepetition obligations to certain critical vendors (the "Critical Vendor Motion"), (iv) authorizing the Debtors to maintain their existing cash management system on an interim basis (the "Cash Management Motion"), (v)  authorizing certain Debtors to continue selling and contributing receivables and related rights pursuant to a securitization facility on an interim basis (the "Securitization Motion") and (vi) authorizing the Debtors to enter into an $800 million debtor-in-possession financing facility on an interim basis (the "DIP Financing Motion").

On May 13, 2016 certain Debtors filed a complaint against Arizona Public Service Company and PacifiCorp for breach of contract and violation of the automatic stay.

On May 17, 2016, the Bankruptcy Court approved various of the First Day Motions on a final basis, including the Employee Motion, Critical Vendor Motion, Cash Management Motion, Securitization Motion and DIP Financing Motion. At the May 17 hearing, the Bankruptcy Court also approved various motions (i) authorizing the Debtors’ retention of various professionals, including (a) Jones Day, (b) Armstrong Teasdale LLP, (c) Lazard Frères & Co., LLC and (d) FTI Consulting, Inc. (ii) establishing procedures for the retention of ordinary course professionals, (iii) establishing procedures for the sale of de minimis assets and (iv)  authorizing the Debtors to consummate the sale of the Debtors’ equity interests in Lively Grove Energy Partners, LLC, a Debtor, and dismissing Lively Grove Energy Partners, LLC’s current chapter 11 case.

On May 20, 2016, the Debtors filed a complaint and request for declaratory judgment, as required by the terms of the Debtors’ $800 million debtor-in-possession financing facility, against Citibank, N.A. (in its capacity as Administrative Agent under the Debtors' prepetition secured credit agreement), among others, regarding the extent of certain collateral and secured claims of certain pre-petition creditors .

On June 1, 2016, certain Debtors filed a complaint against Bowie Resource Holdings, LLC, to, among other things, recover a $20 million termination fee based on the non-consummation of a prepetition sale agreement.

On June 15, 2016, the Bankruptcy Court approved several motions, including motions that (i)  established deadlines for the filing of certain proofs of claim, approved the form and manner of notice thereof, and (ii)  established a key employee retention program. At this hearing, the Bankruptcy Court also approved the Debtors' retention of various professionals, including Quinn Emanuel Urquhart & Sullivan, LLP and Ernst & Young LLP. Further, at this hearing, the Bankruptcy Court approved the Official Committee of Unsecured Creditors’ retention of various professionals, including Morrison & Foerster LLP, Spencer Fane LLP, Curtis, Mallet-Prevost, Colt & Mosle LLP,Blackacre LLC,Berkeley Research Group, LLC and Jefferies LLC.

Case Name:    PEABODY ENERGY CORP, et al.
Case Number:    (Jointly Administered) 16-42529                             21